                                                                   Exhibit 10.91



                                [GRAPHIC OMITTED]



                                Statement of Work
                                       For

                                [OBJECT OMITTED]

                        Galaxy Mall and Store Conversion

                                   March 2000

                                EXECUTIVE SUMMARY

Netgateway is planning to convert the Galaxy Mall (and its stores) to the Netgateway architecture. This statement of work lists both our approach and major functions that will be delivered. We have broken the work into several phases that will be implemented in several releases. Additionally, the Galaxy team will be trained to use a new toolset (StoresOnLine) to add new customers to the mall.

The cost for this work is detailed in the price and timeline section of this document.


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



                                    APPROACH


PHASE 1 KEY COMPONENTS:
     -    Rebuild the current Galaxy Mall to the Netgateway ICC 2.0 platform

     -    Convert Galaxy stores SOL platform

     -    QA and analysis of all Galaxy stores

     -    Integration of merchants into new mall

     -    Enhance the overall look and feel of the mall

     - Incorporate an Ad Bureau Service so Galaxy can sell advertising space within it's mall

     - Provide Galaxy with an Administration tool to manage the content within the mall

     - Integration of the ICC 2.0's order pipeline into the merchant stores to provide transaction and sales reporting

     -    Migration plan from old platform to new platform

     -    Transfer of MatchSite.com to Netgateway hosting site

PHASE 2 KEY COMPONENTS:
     -    Conversion / development of custom stores using SOL/SO3 toolset

     -    Conversion / development of store Templates to SOL Store Templates

PHASE 3 KEY COMPONENTS:
     -    Ability to create / display Coupons in the stores and in the mall

     -    Ability to create / display Events in the mall

     -    Enhanced Mall Features (i.e. Auctions,  On Line Customer Support - via
          Chat) - actual features TBD

                          CURRENT SITE (FUNCTIONALITY)


The following graphic and text describes the current functionality that will be converted over to the Netgateway platform.


                                [OBJECT OMITTED]


MALL HOME PAGE
Netgateway will deliver a well-designed home page that incorporates a "look and feel" that is closely tied to Galaxy's marketing objectives and provides a consistent image across all media while meeting the technical requirements of online delivery. The ultimate measure of the success of the website will be measured in the number of visitors who take advantage of its availability. To accomplish this goal, our experience has shown that the website must be:

     - Fast to download, especially for visitors with standard phone line and modem access

     - Easy to navigate, so that each audience can find relevant information quickly

     -    Aesthetically   pleasing  experience  that  is  in  keeping  with  the
          corporate image

     -    Updated so that repeat visitors will have a reason to come back

Sections of the home page can be updated on a scheduled basis to highlight new products, brands, promotions, news, etc. Some of the key features include:


     -    Ad Banners - ability to have rotating ad banners, 1 or many


     - List of Categories (Top Level) and Sub Categories - hyper link to category page

     - Feature Sites - List of featured sites that are listed on the home page of the mall - URL links to actual sites

     -    Quick Search - key word search (see Search / Advanced Search)

     - New & Hot Shops - a list of new items / listings that are associated to the mall. New listings will be designated using the date implemented. Duration for a listing to be classified as new will be configurable through the administration

     - Classifieds - list of classified ads posted on the Galaxy mall. Manageable through the web administration application. Classifieds can be reviewed, purchased, edited (There is also a free ad section)

     - Merchant Services - Mall Offices, Span Policy, Mall Navigator, Customer Feedback and Help

SEARCH / ADVANCED SEARCH

     -    Ability to complete a key word search from any page - quick search

     -    Search results will display rating as to appropriateness of search

     -    Ability to execute an advanced search

          -    Allow user to refine search criteria

          -    Search only titles / text

          - Control the display of the results - number of listings to display

          - Control the display of the results - amount of information to display (title only, etc.)

     - Ability to search listings / merchants that are directly associated to Galaxy stores and listings outside of Galaxy

     -    Ability to search articles, stores, and other types of web sites

CATEGORIES & LISTINGS

     - Conversion of categories to ICC 2.0 Database structure - product catalog tables

     -    Ability to support hierarchies of categories


     - Listings can be associated to multiple categories (at any level in the tree structure)

CONVERSION OF MERCHANT/STORE FRONTS

     -    Integration of existing 3200 stores/merchants to ICC 2.0 listings

     -    Integration of ICC 2.0 order pipeline

     -    Integration with Signio/Payment Net for order processing

CONVERSION OF DATA FOR SEARCH ENGINE

     - Conversion of all data in the Galaxy tables that can be searched to ICC 2.0 tables

GALAXY MALL ADMINISTRATION

     - Ability to manage mall categories and sub categories - add, edit and delete categories

     - Ability to manage ad banners - define banners that should always appear on site

     - Ability to manage featured listings appear on the home page - New Shops, Hot Shops and Featured Sites

     -    Ability to manage store / listing categorization

     - Site Statistical and Management Reporting - ability to pull off statistical information about the use of the site and track merchant orders

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




                              PRICING AND SCHEDULE



Considerations: All copy and artwork to be provided by Galaxy. Original artwork or copy will be priced at market cost.

Basedon the proposed site map and functionality listed within this proposal, we estimate the following:

     -    Phase 1:

          -    Rebuilding  GalaxyMall.com  on ICC 2.0 & Integration  of Merchant
               Stores: $450,000

          - Conversion of Galaxy Stores into SOL platform: $200 / store (approx 3200 stores)

          -    Ecommerce-enable new Galaxy Stores: $100 / store

          -    MatchSite migration and enhancement: $50,000

     -    Phase 2:

          - Conversion / re-development of custom stores using SOL3 toolset - average of $500/store (exact number of stores and prices to be determined)

          -    Conversion of Galaxy Store Templates to  StoresOnLine  Templates:
               Price  and  number  to  be   determined   based   upon   business
               requirements.

     -    Phase 3:

          -    Enhanced Mall Features - Price to be determined

ADDITIONAL CHARGES:


===========================================================================================================
- License fee for use of SOL Toolset                                                $100.00/new store
                                                                                    setup
-----------------------------------------------------------------------------------------------------------
- Monthly Hosting Fee for Galaxy Mall                                               $1,500/month
-----------------------------------------------------------------------------------------------------------
- Monthly Hosting Fee for Galaxy Stores                                             $5.25/store/month
-----------------------------------------------------------------------------------------------------------
- Monthly Hosting Fee for MatchSite.com                                             $400/month
-----------------------------------------------------------------------------------------------------------
- Ad Banner Source Content (Engage)                                                 $1,000/month
-----------------------------------------------------------------------------------------------------------
- Content Updates / Application Enhancements                                        $100/hour
-----------------------------------------------------------------------------------------------------------

Direct expenses such as airfare, hotel, etc will be billed at cost. Receipts will be provided upon request.

Payment Terms for Phases I, II and III:

     -    30% Due at time of Project Initiation
     -    20% Due at Completion / Approval of Functional Specification
     -    50% Due at Completion of Project

Additional charges shall be invoiced by Netgateway on a monthly basis and shall be payable by Galaxy net 30 from the date of such invoices.

TENTATIVE SCHEDULE AND DEVELOPMENT TIMELINE

Phases I and II will be done simultaneously and will take 4 to 6 weeks to complete. The majority of this work will be accomplished in the first 2 - 3 weeks, with additional (calendar) time taken for client communication, final QA and training.

The Phase III work will be scheduled upon the successful completion of Phases I and II.

                                 SIGNATURE PAGE


We look forward to assisting GALAXY on this important assignment. If the structure and terms of this Statement of Work are acceptable, please sign and return it to us to serve as confirmation of our engagement. Should you have any questions or desire additional information, please do not hesitate to contact Don Corliss at 562-308-0010.

Netgateway by:

/s/ Don M. Corliss                                      March 1, 2000
---------------------------------                      ---------------
Don Corliss                                                Date
President & Chief Operating Officer


Accepted for Galaxy by:

/s/ David T. Wise                                       March 1, 2000
---------------------------------                      ---------------
David T. Wise                                            Date
Chief Operating Officer
Galaxy Mall


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